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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 11, 2001

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-1424 (Commission File Number)	41-0743912 (I.R.S. Employer Identification No.)
13625 Technology Drive, Eden Prairie, MN 55344 (Address of principal executive offices, including zip code)
(952) 938-8080 (Registrant's telephone number, including area code)

Item 5.    Other Events

The board of directors of ADC Telecommunications, Inc. (the "Company") has added Robert Annunziata and Larry Wangberg as directors of the Company with terms expiring in 2004, effective October 1, 2001. In accordance with the Company's bylaws, these directors will stand for election by the Company's Shareholders at their annual meeting to be held in 2002. The Company's press release dated September 11, 2001 announcing the additions is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

    Exhibit 99.1: Press Release dated September 11, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC. (Registrant)
Date: September 12, 2001	By:	/s/ JEFFREY D. PFLAUM Jeffrey D. Pflaum Vice President, General Counsel & Corporate Secretary

ADC TELECOMMUNCIATIONS, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 11, 2001

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS